UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  02/04/2009

Knoll, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-12907

Delaware	13-3873847
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1235 Water Street, East Greenville, Pennsylvania 18041
(Address of principal executive offices, including zip code)

(215) 679-7991
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 4, 2009, the Compensation Committee of the Knoll, Inc. Board of Directors (and the full Board of Directors in the case of Mr. Cogan) approved and authorized payment of the following cash bonuses to Andrew B. Cogan, Chief Executive Officer, Lynn M. Utter, President and Chief Operating Officer, Knoll North America, Barry L. McCabe, Executive Vice President and Chief Financial Officer, Stephen A. Grover, Executive Vice President - Operations, and Arthur C. Graves, Executive Vice President - Sales and Distribution:

Andrew B. Cogan - $1,250,000

Lynn M. Utter - $500,000

Barry L. McCabe - $400,000

Stephen A. Grover - $300,000

Arthur C. Graves - $400,000

The above amounts were awarded under the Knoll, Inc. 2008 Incentive Compensation Program.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Knoll, Inc.

Date: February 10, 2009	By:	/s/ Michael A. Pollner
Michael A. Pollner
Vice President, General Counsel and Secretary